EXHIBIT 10.36
                               -------------



         FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("FIRST AMENDMENT") is made as of December 14, 2001 ("Execution Date"), by and between COBANK, ACB ("COBANK") as the Administrative, Documentation and Collateral Agent for the benefit of the present and future Syndication Parties (in its capacity as Administrative Agent and Collateral Agent, the "ADMINISTRATIVE AGENT"), Lead Arranger and Book Manager, and as a Syndication Party, FARM CREDIT SERVICES OF AMERICA, FLCA, as Co-Arranger and as a Syndication Party, the Syndication Parties identified in SCHEDULE 1 hereto, and PILGRIM'S PRIDE CORPORATION, a Delaware corporation, whose address is 110 South Texas Street, Pittsburg, Texas 75686, ("BORROWER").

                              R E C I T A L S

     A. CoBank, in its capacity as Administrative and Documentation Agent for the benefit of the present and future Syndication Parties, Lead Arranger and Book Manager, and as a Syndication Party, Farm Credit Services of America, FLCA as Co-Arranger and as a Syndication Party and certain other Syndication Parties, and Borrower, entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2000 (as amended, modified, supplemented, restated or replaced from time to time, the "CREDIT AGREEMENT") pursuant to which the Syndication Parties agreed to make to Borrower (a) a 7 Year Loan in the amount of $115,000,000 and (b) a 10 Year Loan in the amount of $285,000,000 upon the terms and conditions set forth in the Credit Agreement.

     B. Borrower now desires to amend the Credit Agreement to extend certain Appraisal deadlines, which the Syndication Parties are willing to do under the terms and conditions as set forth in this First Amendment.

                            A G R E E M E N T S

     Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent and the Syndication Parties hereby agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as of the Effective Date as follows:

          a. Subsection 10.2.12(a)(i) of the Credit Agreement shall be amended in its entirety to read as follows:

               (i) on December 14, 2002 and on each two year anniversary thereof, provided that if the Leverage Ratio for the Fiscal Quarter immediately preceding (or ending on) such date is less than fifty percent (50%), this requirement will be deferred on a Fiscal Quarter basis so long as such ratio is maintained, provided further that, unless otherwise agreed by the Required Lenders, any such deferrals shall be for no more than 24 months, so that in any event an Appraisal will be required no later than four years after the date the last previous Appraisal was required; and.

     2. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT. The effectiveness of this First Amendment is subject to satisfaction, in the Administrative Agent's sole discretion, of each of the following conditions precedent (such date being the "Effective Date"):

          a. REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

          b. NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this First Amendment.

     3.  GENERAL PROVISIONS.

          a. NO OTHER MODIFICATIONS. The Credit Agreement shall remain in full force and effect except as specifically amended by this First Amendment

          b. DEFINITIONS. Capitalized terms shall have the meanings set forth herein, if defined herein. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement if defined therein.

          c. SEVERABILITY. Should any provision of this First Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this First Amendment and all remaining provisions of this First Amendment shall be fully enforceable.

          d. GOVERNING LAW. This First Amendment shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

          e. HEADINGS. The captions or headings in this First Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this First Amendment.

          f. COUNTERPARTS. This First Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

     This First Amendment is executed as of the Execution Date.

                              BORROWER:

                              PILGRIM'S PRIDE CORPORATION

                              By:  /S/ RICHARD A. COGDILL
                              Name:  RICHARD A. COGDILL
                              Title:  EXECUTIVE VICE PRESIDENT, CFO


                              ADMINISTRATIVE AGENT:

                              COBANK, ACB

                              By:  /S/ KENNETH L. WARLICK
                              Name:  KENNETH L. WARLICK
                              Title:  VICE PRESIDENT


                              CO-ARRANGER:

                              FARM CREDIT SERVICES OF AMERICA, FLCA

                              By:  /S/ NATHAN F. BURNHAM
                              Name:  NATHAN F. BURNHAM
                              Title:  VICE PRESIDENT


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SYNDICATION PARTIES:

                              COBANK, ACB

                              By:  /S/ KENNETH L. WARLICK
                              Name:  Kenneth L. Warlick
                              Title:  Vice President


                              FARM CREDIT SERVICES OF AMERICA, FLCA

                              By:  /S/ NATHAN F. BURNHAM
                              Name:  Nathan F. Burnham
                              Title:  Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By:  /S/ BRADLEY C. PETERSON / THEODORE D.
                              TICE
                              Name:  Bradley C. Peterson / Theodore D. Tice
                              Title:  First Vice President / Vice
                              President,
                                                  Senior Relationship
                                                  Manager


                              HARRIS TRUST AND SAVINGS BANK

                              By:  /S/ CURTIS FLAMMINI
                              Name:  Curtis Flammini
                              Title:  Vice President


                              SUNTRUST BANK

                              By:  /S/ HUGH E. BROWN
                              Name:  Hugh E. Brown
                              Title:  Vice President










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                              DEERE CREDIT, INC.

                              By:  /S/ RAYMOND L. MURPHEY
                              Name:  Raymond L. Murphey
                              Title:  Senior Account Credit Manager


                              U.S. BANK, National Association (INDIVIDUALLY AND AS SUCCESSOR BY MERGER TO FIRSTAR BANK, N.A.)

                              By:  /S/ ALAN V. SCHULER
                              Name:  Alan V. Schuler
                              Title:  Vice President


                              BANK OF TEXAS

                              By:  /S/ DAVID BROUSSARD, JR.
                              Name:  David Broussard, Jr.
                              Title:  Sr. Vice President